UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 16, 2021, the Board of Directors (the “Board”) of Jefferies Financial Group Inc. (the “Company”) granted each of its Chief Executive Officer and President (each individually, the “Executive”) a special long-term eight-year retention grant (the “Leadership Continuity Grant”) with a grant date value of $25 million, in the form of 871,992 restricted stock units under the Company’s Equity Compensation Plan (“ECP”).

Vesting of the Leadership Continuity Grant requires that each Executive remains in continuous service to the Company for the entire next five years (that is, until December 16, 2026), with limited exceptions (e.g., death, disability, termination without cause, or a change in control). In addition, following vesting, each Leadership Continuity Grant is subject to an additional three-year holding period, resulting in an eight-year period of restriction that will end on December 16, 2029. The Leadership Continuity Grant will also be subject to the clawback/recoupment provisions contained in the ECP. (This summary of the Leadership Continuity Grant is qualified in its entirety by reference to the ECP, which is attached as Appendix A to the Company’s proxy statement, dated March 25, 2021, and to the terms of the final Restricted Stock Agreement.)

Richard Handler, our Chief Executive Officer, has been with the Jefferies family of companies since 1990, and Brian Friedman, our President, since 2001. During their partnership, each Executive has contributed to delivering impressive return on equity and total shareholder return, and driven our primary operating company, Jefferies Group LLC, to become one of the leading global Wall Street firms. Each has also been instrumental to the design and execution of our strategy and has worked tirelessly to instill in our Company a strong entrepreneurial spirit properly tempered with an acutely risk-aware culture that has led to our success.

In making this award, the Board recognizes the impact of each Executive’s long-term stewardship in an extremely competitive industry and a robust market for talent, and intends to ensure leadership continuity for many years into the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

Date: December 17, 2021	/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel